Exhibit 99.7

KEYBANK NATIONAL ASSOCIATION
127 Public Square
Atlanta, Georgia 30346

September 30, 2008

Whitestone REIT Operating Partnership, LP
Whitestone REIT Operating Partnership III, L.P.
2600 South Gessner, Suite 500
Houston, Texas 77063

Attention:  Mr. James C. Mastrandrea

Re: Extension of Maturity Date.

Ladies & Gentlemen:

Reference is made to that certain Revolving Credit Agreement, dated as of March 11, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Whitestone REIT Operating Partnership, LP and Whitestone REIT Operating Partnership III, L.P. (the “Borrowers”), certain lenders from time to time party thereto (the “Lenders”), KeyBank National Association, as administrative agent for the Lenders (the “Agent”), and KeyBanc Capital Markets, as lead arranger and book manager.  Capitalized terms used but not defined in this letter (this “Extension Letter”) and which are defined in the Credit Agreement shall have the meanings assigned thereto in the Credit Agreement.

You have requested that the undersigned extend the Maturity Date under the Credit Agreement to December 1, 2008 (the “December Maturity Date”).

The Agent and the Lenders hereby consent to the extension of the Maturity Date to the December Maturity Date, effective upon (i) the delivery to the Agent and the Lenders of a counterpart of this Extension Letter duly executed and delivered by the Borrowers and each Guarantor and (ii) the receipt by the Agent in immediately available funds of an extension fee in an amount equal to 10 basis points of the aggregate Commitments of the consenting Lenders, for the ratable benefit of such Lenders; provided, that, notwithstanding any other provision of the Credit Agreement or other Loan Documents, if at any time on or before the December Maturity Date, the Borrowers sell or refinance any of the Eligible Unencumbered Properties included in the Borrowing Base Pool as of the date hereof, all net proceeds received by the Borrowers in connection with such sale or refinancing (“Net Proceeds”) shall, upon the consummation of such sale or refinancing, be paid to the Agent in immediately available funds for application to the Obligations; and provided, further, that, upon such payment of the Obligations, the Commitments of the Lenders shall be automatically and permanently reduced, on a pro rata basis, by the aggregate amount of such payment.  Any failure by the Borrowers to so pay the Obligations with Net Proceeds of sales or refinancings of Eligible Unencumbered Properties included in the Borrowing Base Pool shall be an immediate Event of Default under the Credit Agreement.

Upon the effectiveness of this Extension Letter, all references in the Loan Documents to the term Maturity Date shall mean the December Maturity Date.

It is expressly agreed that this is a one-time extension of the Maturity Date only and that no waiver of any of the provisions of the Credit Agreement is hereby granted.

Each of the Borrowers and each Guarantor represents and warrants to the Lenders and the Agent that this Extension Letter has been duly authorized, executed and delivered by each of the Borrowers and each Guarantor and constitutes, along with the Credit Agreement and the other Loan Documents, the legal, valid and binding obligation of each of the Borrowers and each Guarantor, enforceable against the Borrowers and each Guarantor in accordance with their respective terms.  Each of the Borrowers and each Guarantor, by execution of this Extension Letter, hereby certifies to the Lenders and the Agent that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, and (ii) No Default or Event of Default has occurred and is continuing.

This Extension Letter may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Extension Letter shall be governed by the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

If you are in agreement with the foregoing, please so indicate by the execution of this Extension Letter in the space provided below.

Very truly yours,

KEYBANK NATIONAL ASSOCIATION,
as Agent and a Lender

By:
Name:
Title:

RBS CITIZENS, NATIONAL ASSOCIATION,
a Lender

By:
Name:
Title:

TRUSTMARK NATIONAL BANK,
a Lender

By:
Name:
Title:

MERCANTIL COMMERCE BANK, N.A.,
a Lender

By:
Name:
Title:

ACCEPTED AND AGREED AS OF SEPTEMBER __, 2008:

WHITESTONE REIT OPERATING PARTNERSHIP, LP,
a Borrower

By:	Whitestone REIT, a Maryland real estate investment trust, its sole general partner

By:
James C. Mastandrea, CEO

WHITESTONE REIT OPERATING PARTNERSHIP III, L.P.,
a Borrower

By:	Whitestone REIT Operating Partnership III GP LLC, a Texas limited liability company, its sole general partner

By:	Whitestone REIT Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Whitestone REIT, a Maryland real estate investment trust, its sole member

By:
James C. Mastandrea, CEO

Each Guarantor hereby acknowledges receipt of this Extension Letter, affirms its obligations under the Guaranty, dated as of March 11, 2005, and agrees that all “Obligations”, as defined in the Credit Agreement and after giving effect to this Extension Letter, are Obligations under the Guaranty.

WHITESTONE REIT, a Maryland real estate
investment trust, a Guarantor

By:
James C. Mastandrea, CEO

WHITESTONE REIT OPERATING PARTNERSHIP III GP LLC, a
Texas limited liability company, a Guarantor

By:	Whitestone REIT Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Whitestone REIT, a Maryland real estate investment trust, its sole member

By:
James C. Mastandrea, CEO

HARTMAN REIT OPERATING PARTNERSHIP III LP LTD, a Texas limited partnership, a Guarantor

By:	Whitestone REIT Operating Partnership III GP LLC, a Texas limited liability company, its sole general partner

	By:	Whitestone REIT Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Whitestone REIT, a Maryland real estate investment trust, its sole general partner

By:
James C. Mastandrea, CEO